dreamforce

Welcome to Investor Day at Dreamforce 2025

Welcome and Introduction



Mike Spencer
Executive Vice President of Investor Relations

Forward looking statements

"Safe harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about, among other things, trend analyses and statements regarding future financial performance and events, anticipated growth and industry prospects, and our strategies, expectation or plans regarding product releases and enhancements. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, results or outcomes could differ materially from those expressed or implied by these forward-looking statements. The risks and uncertainties referred to above include those factors discussed in Salesforce's reports filed from time to time with the Securities and Exchange Commission, including, but not limited to our ability to consummate the pending acquisition of Informatica on a timely basis or at all; our ability to meet the expectations of our customers; uncertainties regarding AI technologies and their integration into our product offerings; the effect of evolving domestic and foreign government regulations; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including related to AI and Agentforce; our ability to execute our business plans; the pace of change and innovation and our ability to compete in the markets in which we participate; and our ability to maintain and enhance our brands.

Agenda

1:00 PM - 1:05 PM
Welcome

1:05 PM - 1:35 PM
Vision for the Agentic Enterprise
Steve Fisher

1:35 PM - 2:20 PM
Delivering Customer Success in the Agentic Era + Customer Interviews
Miguel Milano

2:20 PM - 3:00 PM
The Lean Agentic Enterprise
Robin Washington

3:00 PM - 4:00 PM
Marc Closing Thoughts and Q&A Panel
Moderated by Mike Spencer

4:00 PM - 5:00 PM
Cocktail Reception + Product Demos



Delivering the Lean Agentic Enterprise

salesforce

Robin Washington

COFO







Thank you







The Agentic Enterprise

salesforce



Customers
Agentforce Service
Agentforce Sales
Agentforce Marketing & SDR
Agentforce Commerce
Agents
Agentforce
MuleSoft Agent Fabric
Employees
Slack & Teams
Agentforce HR Service
Operations
Agentforce IT Service
Agentforce Field Service
Agentforce Supply Chain
Agentforce Revenue Management
Data 360
Agentforce Tableau & CRM Analytics
MuleSoft Anypoint
Informatica*
Industries
Financial Services
Healthcare & Life Sciences
Public Sector
Manufacturing
Consumer Goods
Communications
+10 more
Ecosystem & Success
Trailhead
Partners & ISVs
Success Plans, Services & FDEs
AppExchange & AgentExchange
Agentforce 360 Platform
Voice & Channels | Model Choice | Observability & Orchestration | A2A & MCP | Context Engineering
Trust & Security | Governance | Backup & Recover | Builders & Vibes | APIs & SDKs | DevOps | Heroku
Agentforce Trust Layer



Growth Investments

- Capturing the unprecedented Agentic Enterprise opportunity
- Investing wisely to be ready for this opportunity
- Reimagining customer success for the Agentic era



Profitable Growth

- Growth Drivers
- Operational Excellence
- Responsible Capital Allocation

*Subject to the closing of Salesforce's proposed acquisition of Informatica

Seeing Bookings Reaccelerate

Expect a gradual revenue inflection in 12-18 months, committed to profitable growth

AOV and NNAOV Growth


1 NNAOV growth FY23-FY25 slower than AOV growth
2 Bookings acceleration + attrition improvement = NNAOV acceleration
3 Revenue accelerates when NNAOV growth > AOV growth
Total NNAOV YoY
Total AOV YoY
10% YoY
0% YoY
FY21
FY22
FY23
FY24
FY25
FY26 Fcst
FY27 Fcst

NNAOV = ACV – Attrition

NNAOV = Net New Annual Order Value | ACV = Annual Contract Value | Attrition = Lost Annual Order Value

Confident in Reaccelerating Growth

New growth drivers will fuel a reacceleration and a return to double-digit growth

$60B+

FY30 Revenue Target
Excluding Informatica



$41.3B | FY26
Guidance

$37.9B | FY25

$34.9B | FY24

$31.4B | FY23

$26.5B | FY22

$21.3B | FY21

$17.1B | FY20

$13.3B | FY19

$10.5B | FY18

10%+

Organic
FY26-FY30 CAGR

Amounts reflect our operating priorities and are based on our current portfolio. FY26 Guidance reflects high-end of $41.1B to $41.3B full-year FY26 revenue guidance as of September 3, 2025.

salesforce

Delivering the Lean Agentic Enterprise

Profitable Growth Framework

Subs & Support CC Growth % + **Non-GAAP Operating Margin** = **50 by FY30**



Amounts reflect our operating priorities and are based on our current portfolio. Subs & Support CC "Subscription and Support Constant Currency" growth and Non-GAAP Operating Margin are non-GAAP financial measures. Reconciliation to the nearest GAAP measures is unavailable without unreasonable efforts. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful.

Delivering the Lean Agentic Enterprise

salesforce

Continued focus on profitable growth

Growth Drivers

Operational Excellence

Responsible Capital Allocation

Trust ✦ Customer Success ✦ Innovation ✦ Equality ✦ Sustainability

Growth Drivers in the Agentic Era

Massive Agentic Growth Opportunity

Well positioned to lead the Agentic Revolution

IDC AI IT Apps & Platform Spend[1]



$700B
$628B
$126B
FY26
FY30

5x

AI App & Platform Spend FY26-FY30[1]

Fueling

$13T

Cumulative Digital Labor Economic Impact CY25-CY30[2]

Sources:

[1] AI Spend per IDC, Worldwide Artificial Intelligence IT Spending Forecast, 2025–2029, Aug 2025. FY26 represents calendar 2025, FY27 represents calendar 2026, FY28 represents calendar 2027, FY29 represents calendar 2028 and FY30 represents calendar 2029, used as they represent the closest available periods to Salesforce FY "fiscal year" ended January 31.

[2] Digital Labor Impact per IDC InfoBrief, sponsored by Salesforce, The Digital Labor Economy: Powered by Agentic AI, Doc #US53817725, October 2025. IDC estimates that digital labor will generate a global cumulative economic impact of $13 trillion by 2030.

Growth 360



Agentforce Service
Agentforce Sales
Agentforce Marketing & SDR
Agentforce Commerce
Customers
Agentforce
MuleSoft Agent Fabric
Agents
Data 360
Agentforce Tableau & CRM Analytics
MuleSoft Anypoint
Informatica*
Employees
Slack & Teams
Agentforce HR Service
Operations
Agentforce IT Service
Agentforce Field Service
Agentforce Supply Chain
Agentforce Revenue Management
Industries
Financial Services
Healthcare & Life Sciences
Public Sector
Manufacturing
Consumer Goods
Communications
+10 more
Ecosystem & Success
Trailhead
Partners & ISVs
Success Plans, Services & FDEs
AppExchange & AgentExchange
Agentforce 360 Platform
Voice & Channels | Model Choice | Observability & Orchestration | A2A & MCP | Context Engineering
Trust & Security | Governance | Backup & Recover | Builders & Vibes | APIs & SDKs | DevOps | Heroku
Agentforce Trust Layer
Growth 360
Multi-Cloud
Pricing & Packaging
Balanced Portfolio
Innovation
Assess
Activate
Usage
Expand
Consumption Flywheel

*Subject to the closing of Salesforce's proposed acquisition of Informatica.

Organic Innovation Across the Platform

salesforce

$10B+

organic R&D spend
FY24 - FY26 YTD

- Partner Cloud
- IT Service
- Scheduling
- Guided B2C
- Tableau Next
- Marketing Cloud Next
- Search & Channels
- Agentic Industries
- Agent Fabric
- Data 360
- Agentforce 360



10%+

Organic Revenue
FY26-FY30 CAGR

Organic Innovation Drives Reacceleration to Double Digit Growth

Data + AI Innovation Driving Growth

Momentum expected to continue

$1.2B+

Data 360 + AI ARR Q2 FY26

120% Y/Y



Including
$440M
Agentic AI ARR
Q2 FY26
+400% Y/Y

Gen AI & Agentforce

Agentforce 360 platform

Accelerating the Consumption Flywheel

Our deeply unified platform drives workflow & data gravity

Usage ramps as business processes become agentic

- Answering Questions
- Take Action
- Be Proactive

...and use cases expand across the Customer 360

Agentic → Agentic Enterprise

Accelerating the Consumption Flywheel

salesforce

Our deeply unified platform drives workflow & data gravity

Usage ramps as business processes become agentic

- Answering Questions
- Take Action
- Be Proactive

…and use cases expand across the Customer 360


Assess
Activate
Usage
Expand
Consumption Flywheel



Agentic → Agentic Enterprise

Monetization of the Agentic Enterprise

salesforce

Significant ARR expansion when customers adopt the Agentic Enterprise

Fundamental

Averages 3 clouds, primarily on mid-tier editions

Pre-Agentic

Expands to additional clouds, adopts Industries

1.2x ARR uplift

Agentic

Adopts Agentforce in Support and core expansion, with some seat optimization

1.5x-2x ARR uplift

Agentic Enterprise

Adopts Agentforce wall to wall internally & externally

3x-4x+ ARR uplift

ARR "Annual recurring revenue" uplift based on compounding growth projections from cohort of customers in the Agentic scenario.

Early Adopters are Becoming Agentic

Consumer goods customer leading with Agentforce

1.5x spend since adopting Agentforce



Agentic
ARR Expansion
ARR
Adopted Agentforce
FY21
FY26 YTD

Data graphed represents actual ARR "annual recurring revenue" for each fiscal quarter FY21 through 8/1/25.

Early Adopters are Becoming Agentic

Telecom customer leading with Data Cloud

1.4x spend since adopting Agentforce



Agentic
ARR Expansion
ARR
Adopted Agentforce
FY24
FY26 YTD

Data graphed represents actual ARR "annual recurring revenue" for each fiscal quarter FY24 through 8/1/25.

Early Adopters are Becoming Agentic

Consumer electronics customer leading with AI + DATA



Agentic
ARR Expansion
ARR
Adopted Agentforce
FY24
FY26 YTD

4x spend since adopting Agentforce

Data graphed represents actual ARR "annual recurring revenue" for each fiscal quarter FY24 through 8/1/25.

Growth 360 Fuels Reacceleration

Reacceleration to 10%+ Revenue CAGR FY26-FY30

$60B+

FY30 Revenue Target

Excluding Informatica

$41.3B | FY26
Guidance

$37.9B | FY25

$34.9B | FY24

$31.4B | FY23

$26.5B | FY22

$21.3B | FY21

$17.1B | FY20

$13.3B | FY19

$10.5B | FY18

Growth 360

- Multi-Cloud
- Pricing & Packaging
- Balanced Portfolio
- Innovation



Assess
Activate
Usage
Expand
Consumption Flywheel

Amounts reflect our operating priorities and are based on our current portfolio. FY26 Guidance reflects high-end of $41.1B to $41.3B full-year FY26 revenue guidance as of September 3, 2025.

Operational Excellence

Profitable Growth in Action

Continued to drive profitable growth while investing in innovation

Lean Agentic Principles

Investing in high growth areas, **rebalancing headcount** across the business

Ruthlessly prioritizing, **driving discipline & efficiency** with a focus on Customer Zero



Operating Margin Expansion
NGAAP Op. Margin
17.7%
30.5%
33.0%
34.1%
FY21
FY24
FY25
FY26E
On track to nearly double operating margins in five years

FY26 Guide Non-GAAP Operating Margin and margin improvement based upon guidance provided September 3, 2025. Non-GAAP Operating Margin is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful.

Lean Agentic Enterprise Playbook

Robust opportunity to drive efficiency across the company



1
Sales Productivity
Organize by buyer & segment

2
Hyperforce
Public Cloud

3
Ratios
Leaner support ratios, spans & layers

4
Hub Strategy
Lower cost, pooled sales hubs

5
Automation
AI efficiency

Customer Zero

Leading as Customer Zero

Critical to operating as a lean agentic enterprise

S&M Growth	COGS/R&D Scale	G&A Efficiency
SDR Agent *80K+ leads engaged*	**Salesforce Help Agent** *1.8M+ conversations*	**Techforce Agent** *40% IT resolution*
Website Agent *250K+ conversations influencing 4.5K leads/month*	**Engineering Agent** *300K+ hours saved annually*	**Procurement Agent** *80% deflection*

AI Efficiency



Customer Zero as the Agentic Enterprise

salesforce

Enabling a rebalancing of resources and reinvestment in key growth areas

We improve the Employee Experience

Employee
Streamlines employee knowledge access, routine tasks

Techforce
Issue support for IT Service requests

HR Support
Case resolution

Manager
Provides data & analyzes employee sentiment

We enable our Sellers

Sales
Streamlines lead to cash processes

SDR
Automates pipeline 24/7 meeting booking, and emails

Sales Coach
Role play, handling objections, and negotiation

Solutions
Enables SEs to search demo solutions & content platforms

We streamline our External Engagement

Salesforce Help
Accelerates 24/7 case resolution

salesforce.com
24/7 conversational product support, handing off to Sales

Events
Provides session ideas, agendas, venue navigation for events

Partner Community
24/7 Q&A, tailored responses, and Trial Org

We drive Operational Efficiency

Engineering
Proactive insights and actions to drive developer productivity

Procurement
Tracks PR status, supplier onboarding, & answering FAQs

Audit
Automates tasks, generates insights, & supports auditors

Data
Unified interface for all data, reporting, and analytics needs

~40
High Impact Agents live today



Responsible Capital Allocation

Profitable Growth drives Cash Flow

Significant cash flow to fuel responsible capital allocation strategy

Capital Allocation Framework

Organic Innovation

Inorganic innovation within **our responsible M&A framework**

Robust capital returns via **share repurchases & dividends**

Focused on **reducing stock based compensation**


Free Cash Flow Expansion
Free Cash Flow $s
$4B
$14B
On track to
more than triple
free cash flow in
five years
FY21
FY22
FY23
FY24
FY25
FY26

FY26 Guide Free Cash Flow based upon guidance provided September 3, 2025. Free Cash Flow is a non-GAAP financial measure. Reconciliation to the nearest GAAP measure is unavailable without unreasonable efforts. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful.

Delivering Robust Capital Return

Diluted share count declining (1%) y/y on average since buyback program



99% of FCF
75% of FCF
81% of FCF
63% of FCF
Expect an approx. 50% step-up in repurchases in 2H'26 vs 1H'26
FY23
FY26 Est.
Diluted Share Count
Dividends
Share Repurchases



$29B
Total Capital Returns since inception
(Actuals through Sept. 2025)
80%+ of FCF

FY26 Free Cash Flow based upon operating cash flow growth guidance, capital expenditures as a % of revenue guidance, and free cash flow growth guidance provided on September 3 2025. Free cash flow is a non-GAAP financial measure. Reconciliation to the nearest GAAP measure is unavailable without unreasonable efforts. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful. Total returns to date representative of total cash used for share repurchases and dividends since the inception of our capital return program. Future returns based on forecasts and are subject to risks and uncertainties.

M&A Strategy Supports Innovation

salesforce

Recent focus on Data and AI accelerators

	Tech & Talent	Adjacencies	Strategic
Rationale	IP & Talent to augment innovation	Complementary products that accelerate product roadmap	Delivering scaled offerings for customer success
Financial Impact	Future product and innovation impact	Modest tailwind to growth, absorb P&L impact	Tailwind to growth, clear path to accretion
Recent Acquisitions	Regrello, Waii, Bluebirds, Convergence.ai	Own, SPIFF	Informatica*

Guided by Our Responsible M&A Framework

*Subject to the closing of the proposed acquisition of Informatica.

Responsible M&A in Action

Informatica

		Informatica
Customer Success & Strategic Fit	Accelerates Salesforce product differentiation strategy Best-in-class product with extensive ecosystem Represents an attractive customer opportunity	Trusted, AI-ready data and unified metadata, accelerates our AI strategy ✓
Acceleration	Strong ability to increase monetization Cultural and organizational alignment Opportunities to drive significant operational efficiencies	Cross sell, product synergies, leverage CRM's S&M and G&A structure ✓
Value	Clear timeline for value accretion Use of balance sheet / non-dilutive form of consideration Appropriate valuation	NGAAP Op. Margin, EPS, FCF accretive within 2 years post close, cash/debt deal, no disruption to capital returns ✓

Updated

NGAAP Op. Margin, EPS, FCF **accretive** within

1 year post close

*Subject to the closing of the proposed acquisition of Informatica.

Delivering the Lean Agentic Enterprise

Profitable growth framework

Growth Drivers

FY30 Revenue

$60B+

10%+ CAGR FY26-FY30

Excluding Informatica

Operational Excellence

Profitable Growth Framework

50 by FY30

Subs & Support Revenue CC Growth + Non-GAAP Operating Margin

Capital Allocation

Continued Free Cash Flow Expansion

Reducing SBC as a % of Revenue going forward

*Including Informatica**

Amounts reflect our operating priorities and are based on our current portfolio unless otherwise noted. Subs & Support CC "Subscription and Support Constant Currency", Non-GAAP Operating Margin, and free cash flow are non-GAAP financial measures. Reconciliation to the nearest GAAP measure is unavailable without unreasonable efforts. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful.

*Subject to the closing of the proposed acquisition of Informatica.

Thank you

dreamforce

Appendix

Non-GAAP Financial Measures

This presentation includes information about non-GAAP operating margin, free cash flow, and constant currency revenue growth rates (collectively the "non-GAAP financial measures"). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company's condensed consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP financial measures when planning, monitoring and evaluating the Company's performance.

The primary purpose of using non-GAAP financial measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company's results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the Company's operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company's business. Further, to the extent that other companies use similar methods in calculating non-GAAP financial measures, the provision of supplemental non-GAAP information can allow for a comparison of the Company's relative performance against other companies that also report non-GAAP operating results.

Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation expense, amortization of acquisition-related intangibles and charges related to the restructuring initiatives.

The Company defines Data Cloud and AI annual recurring revenue ("ARR") as the annualized recurring value of active Data Cloud and certain generative artificial intelligence ("AI") subscription agreements, including those for Agentforce and standalone generative AI products, at the end of the reporting period.

The Company defines the non-GAAP measure free cash flow as GAAP net cash provided by operating activities, less capital expenditures.

Constant currency information is provided as a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present constant currency revenue, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period.

GAAP to Non-GAAP Financial Reconciliation

(in millions)

Non-GAAP income from operations	FY24	FY25
GAAP income from operations	$5,011	$7,205
Plus:		
Amortization of purchased intangibles	$1,869	$1,651
Stock-based compensation expense	$2,764	$3,181
Restructuring	$988	$461
Non-GAAP income from operations	$10,632	$12,498
Revenue	$34,857	$37,895
Non-GAAP operating margin	30.5%	33.0%

	Full Year FY26 Guidance
GAAP Operating Margin	21.2%
Plus:	
Amortization of purchased intangibles	3.7%
Stock-based compensation expense	8.4%
Restructuring	0.8%
Non-GAAP operating margin	34.1%